POWER OF ATTORNEY

I, the undersigned Trustee of Calvert Tax-Free Reserves and The Calvert Fund (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

WITNESS my hand on the date set forth below.

12/11/13	/s/ Richard L. Baird
Date	Signature

/s/ Traci Goldt	Richard L. Baird, Jr.
Witness Signature	Name of Trustee

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Trustee of Calvert Tax-Free Reserves and The Calvert Fund (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

WITNESS my hand on the date set forth below.

12/11/13	/s/ Douglas E. Feldman M.D.
Date	Signature

/s/ Traci Goldt	Douglas E. Feldman
Witness Signature	Name of Trustee

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Trustee of Calvert Tax-Free Reserves and The Calvert Fund (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

WITNESS my hand on the date set forth below.

12/11/13	/s/ John G. Guffey
Date	Signature

/s/ Joe Dill Jimenez	John G. Guffey, Jr.
Witness Signature	Name of Trustee

Joe Dill Jimenez
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Trustee and Officer of Calvert Tax-Free Reserves and The Calvert Fund (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

WITNESS my hand on the date set forth below.

12/11/13	/s/ Barbara J. Krumsiek
Date	Signature

/s/ Traci Goldt	Barbara J. Krumsiek
Witness Signature	Name of Trustee

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Trustee of Calvert Tax-Free Reserves and The Calvert Fund (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

WITNESS my hand on the date set forth below.

12/11/13	/s/ M. Charito Kruvant
Date	Signature

/s/ Traci Goldt	M. Charito Kruvant
Witness Signature	Name of Trustee

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Trustee of Calvert Tax-Free Reserves and The Calvert Fund (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

WITNESS my hand on the date set forth below.

12/11/13	/s/ D. Wayne Silby
Date	Signature

/s/ Traci Goldt	D. Wayne Silby
Witness Signature	Name of Trustee

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Trustee of Calvert Tax-Free Reserves and The Calvert Fund (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

WITNESS my hand on the date set forth below.

12/11/13	/s/ Ronald M. Wolfsheimer
Date	Signature

/s/ Traci Goldt	Ronald M. Wolfsheimer
Witness Signature	Name of Officer

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Trustee of Calvert Tax-Free Reserves and The Calvert Fund (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

WITNESS my hand on the date set forth below.

12/11/13	/s/ Anthony A. Williams
Date	Signature

/s/ Traci Goldt	Anthony A. Williams
Witness Signature	Name of Trustee

Traci Goldt
Witness Name (Printed)

BOARD RESOLUTION

APPROVAL OF A POWER OF ATTORNEY

RESOLVED, that the Directors/Trustees and officers of several Calvert registered investment companies (each a “Company”) who may be required to execute the Company’s Registration Statement and any amendments thereto be, and each of them hereby is, authorized to execute a power of attorney, in the form presented at this meeting, appointing the individuals named in the power of attorney as their true and lawful attorneys-in-fact, to execute in their name, place and stead, unless otherwise designated as Director/Trustee or officer, the Registration Statement and any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the SEC and with other federal, state, foreign and quasi-governmental agencies and such other instruments related to compliance with certain of the federal securities laws and other applicable federal, state, foreign and quasi-governmental filings; and said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of each of said Directors/Trustees and officers, or any or all of them, in any and all capacities with respect to the Company, every act whatsoever requisite or necessary to be done, said acts of said attorneys-in-fact, being hereby ratified and approved.